UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 25, 2006

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1014 Vine Street

Cincinnati, OH 45201

(Address of principal executive offices)

Registrant’s telephone number: (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Credit Facilities

On January 25, 2006, The Kroger Co. executed Amendment No. 1 to the Five-Year Credit Agreement, amending the Five-Year Credit Agreement dated as of May 20, 2004, among the Company, the Initial Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, JPMorgan Chase Bank, as Administrative Agent, and Bank of America, N.A., The Royal Bank of Scotland plc, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, and Union Bank of California, N.A., as Co-Syndication Agents. The Kroger Co. entered into this Amendment primarily to extend the term of this facility by one year and to improve the pricing in addition to other favorable modifications. A copy of Amendment No. 1 to the Five-Year Credit Agreement is attached hereto as Exhibit 99.1.

On January 25, 2006, The Kroger Co. executed Amendment No. 1 to the Five-Year Credit Agreement, amending the Five-Year Credit Agreement dated as of May 22, 2002, among the Company, the Initial Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, JPMorgan Chase Bank, as Administrative Agent, and Bank of America, N.A., Bank One, NA, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, and Union Bank of California, N.A., as Co-Syndication Agents. The Kroger Co. entered into this Amendment primarily to improve the pricing in addition to other favorable modifications. A copy of Amendment No. 1 to the Five-Year Credit Agreement is attached hereto as Exhibit 99.2.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Amendment No. 1 to the Five-Year Credit Agreement, amending the Five-Year Credit Agreement dated as of May 20, 2004, among the Company, the Initial Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, JPMorgan Chase Bank, as Administrative Agent, and Bank of America, N.A., The Royal Bank of Scotland plc, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, and Union Bank of California, N.A., as Co-Syndication Agents.

99.2	Amendment No. 1 to the Five-Year Credit Agreement, amending the Five-Year Credit Agreement dated as of May 22, 2002, among the Company, the Initial Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, JPMorgan Chase Bank, as Administrative Agent, and Bank of America, N.A., Bank One, NA, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, and Union Bank of California, N.A., as Co-Syndication Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE KROGER CO.

January 30, 2006	By:	/s/ Paul Heldman
Paul Heldman
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Amendment No. 1 to the Five-Year Credit Agreement, amending the Five-Year Credit Agreement dated as of May 20, 2004, among the Company, the Initial Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, JPMorgan Chase Bank, as Administrative Agent, and Bank of America, N.A., The Royal Bank of Scotland plc, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, and Union Bank of California, N.A., as Co-Syndication Agents.

99.2	Amendment No. 1 to the Five-Year Credit Agreement, amending the Five-Year Credit Agreement dated as of May 22, 2002, among the Company, the Initial Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, JPMorgan Chase Bank, as Administrative Agent, and Bank of America, N.A., Bank One, NA, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, and Union Bank of California, N.A., as Co-Syndication Agents.